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                                                                               .
                                                                               .

                                                                 EXHIBIT g(1)(i)

                                AMENDED EXHIBIT A

                  FUND*                                                           EFFECTIVE DATE
--------------------------------------                                            --------------
ING EQUITY TRUST
    ING Convertible Fund                                                           June 9, 2003
    ING Disciplined LargeCap Fund                                                  June 9, 2003
    ING Equity and Bond Fund                                                       June 9, 2003
    ING Financial Services Fund                                                    June 9, 2003
    ING Growth Opportunities Fund                                                  June 9, 2003
    ING LargeCap Growth Fund                                                       June 9, 2003
    ING Large Company Value Fund                                                   June 9, 2003
    ING MidCap Opportunities Fund                                                  June 9, 2003
    ING MidCap Value Fund                                                          June 9, 2003
    ING Principal Protection Fund                                                  June 2, 2003
    ING Principal Protection Fund II                                               June 2, 2003
    ING Principal Protection Fund III                                              June 2, 2003
    ING Principal Protection Fund IV                                               June 2, 2003
    ING Principal Protection Fund V                                                June 2, 2003
    ING Principal Protection Fund VI                                               June 2, 2003
    ING Principal Protection Fund VII                                               May 1, 2003
    ING Principal Protection Fund VIII                                            October 1, 2003
    ING Principal Protection Fund IX                                                    TBD
    ING Real Estate Fund                                                           June 9, 2003
    ING SmallCap Opportunities Fund                                                June 9, 2003
    ING SmallCap Value Fund                                                        June 9, 2003
    ING Tax Efficient Equity Fund                                                  June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                                  April 7, 2003
    ING GNMA Income Fund                                                           April 7, 2003
    ING High Yield Bond Fund                                                       April 7, 2003
    ING High Yield Opportunity Fund                                                April 7, 2003
    ING Intermediate Bond Fund                                                     April 7, 2003
    ING Lexington Money Market Trust                                               April 7, 2003
    ING Money Market Fund                                                          April 7, 2003
    ING National Tax-Exempt Bond Fund                                              April 7, 2003
    ING Strategic Bond Fund                                                        April 7, 2003

ING GET FUND
    ING GET Fund - Series D                                                        July 14, 2003
    ING GET Fund - Series E                                                        July 14, 2003
    ING GET Fund - Series G                                                        July 14, 2003
    ING GET Fund - Series H                                                        July 14, 2003
    ING GET Fund - Series I                                                        July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
    ING GET Fund - Series J                                                        July 14, 2003
    ING GET Fund - Series K                                                        July 14, 2003
    ING GET Fund - Series L                                                        July 14, 2003
    ING GET Fund - Series M                                                        July 14, 2003
    ING GET Fund - Series N                                                        July 14, 2003
    ING GET Fund - Series P                                                        July 14, 2003
    ING GET Fund - Series Q                                                        July 14, 2003
    ING GET Fund - Series R                                                        July 14, 2003
    ING GET Fund - Series S                                                        July 14, 2003
    ING GET Fund - Series T                                                        July 14, 2003
    ING GET Fund - Series U                                                        July 14, 2003
    ING GET Fund - Series V                                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                              June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                                          January 6, 2003
    ING AIM Mid Cap Growth Portfolio                                              January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                                         January 6, 2003
    ING American Funds Growth Portfolio                                          September 2, 2003
    ING American Funds Growth-Income Portfolio                                   September 2, 2003
    ING American Funds International Portfolio                                   September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio                               January 13, 2003
    ING Capital Guardian Managed Global Portfolio                                January 13, 2003
    ING Capital Guardian Small Cap Portfolio                                     January 13, 2003
    ING Developing World Portfolio                                               January 13, 2003
    ING Eagle Asset Value Equity Portfolio                                        January 6, 2003
    ING FMRSM Diversified Mid Cap Portfolio                                       January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                           January 6, 2003
    ING Hard Assets Portfolio                                                    January 13, 2003
    ING International Portfolio                                                  January 13, 2003
    ING Janus Growth and Income Portfolio                                        January 13, 2003
    ING Janus Special Equity Portfolio                                           January 13, 2003
    ING Jennison Equity Opportunities Portfolio                                   January 6, 2003
    ING JPMorgan Fleming Small Cap Equity Portfolio                              January 13, 2003
    ING Julius Baer Foreign Portfolio                                            January 13, 2003
    ING Limited Maturity Bond Portfolio                                           January 6, 2003
    ING Liquid Assets Portfolio                                                   January 6, 2003
    ING Marsico Growth Portfolio                                                 January 13, 2003
    ING Mercury Focus Value Portfolio                                             January 6, 2003
    ING Mercury Fundamental Growth Portfolio                                      January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
    ING MFS Mid Cap Growth Portfolio                                             January 13, 2003
    ING MFS Research Portfolio                                                   January 13, 2003
    ING MFS Total Return Portfolio                                               January 13, 2003
    ING PIMCO Core Bond Portfolio                                                January 13, 2003
    ING Salomon Brothers All Cap Portfolio                                        January 6, 2003
    ING Salomon Brothers Investors Portfolio                                      January 6, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                             January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                                    January 13, 2003
    ING UBS U.S. Balanced Portfolio                                               January 6, 2003
    ING Van Kampen Global Franchise Portfolio                                    January 13, 2003
    ING Van Kampen Growth and Income Portfolio                                   January 13, 2003
    ING Van Kampen Real Estate Portfolio                                         January 13, 2003
                                                                                 January 13, 2003
ING MAYFLOWER TRUST
    ING Growth + Value Fund                                                        June 9, 2003

ING MUTUAL FUNDS
    ING Foreign Fund                                                               July 1, 2003
    ING Global Equity Dividend Fund                                              September 2, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                         June 2, 2003
    ING Aeltus Money Market Fund                                                    June 2, 2003
    ING Balanced Fund                                                               June 2, 2003
    ING Bond Fund                                                                   June 2, 2003
    ING Classic Principal Protection Fund I                                         June 2, 2003
    ING Classic Principal Protection Fund II                                        June 2, 2003
    ING Classic Principal Protection Fund III                                       June 2, 2003
    ING Classic Principal Protection Fund IV                                        June 2, 2003
    ING Government Fund                                                             June 2, 2003
    ING Growth Fund                                                                 June 9, 2003
    ING Growth & Income Fund                                                        June 9, 2003
    ING Index Plus LargeCap Fund                                                    June 9, 2003
    ING Index Plus MidCap Fund                                                      June 9, 2003
    ING Index Plus Protection Fund                                                  June 2, 2003
    ING Index Plus SmallCap Fund                                                    June 9, 2003
    ING Small Company Fund                                                          June 9, 2003
    ING Strategic Allocation Balanced Fund                                          June 2, 2003
    ING Strategic Allocation Growth Fund                                            June 2, 2003
    ING Strategic Allocation Income Fund                                            June 2, 2003
    ING Technology Fund                                                             June 2, 2003
    ING Value Opportunity Fund                                                      June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Growth Portfolio                                    July 7, 2003
    ING VP Strategic Allocation Balanced Portfolio                                  July 7, 2003
    ING VP Strategic Allocation Income Portfolio                                    July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                              July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                                         June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                                       September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                                              TBD
    ING GET U.S. Core Portfolio - Series 4                                              TBD
    ING GET U.S. Core Portfolio - Series 5                                              TBD
    ING GET U.S. Core Portfolio - Series 6                                              TBD
    ING GET U.S. Opportunity Portfolio - Series 1                                       TBD
    ING GET U.S. Opportunity Portfolio - Series 2                                       TBD

ING VARIABLE PORTFOLIOS, INC.
    ING VP Growth Portfolio                                                         July 7, 2003
    ING VP Index Plus LargeCap Portfolio                                            July 7, 2003
    ING VP Index Plus MidCap Portfolio                                              July 7, 2003
    ING VP Index Plus SmallCap Portfolio                                            July 7, 2003
    ING VP Small Company Portfolio                                                  July 7, 2003
    ING VP Technology Portfolio                                                     July 7, 2003
    ING VP Value Opportunity Portfolio                                              July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                                  October 6, 2003
    ING VP Disciplined LargeCap Portfolio                                         October 6, 2003
    ING VP Growth + Value Portfolio                                               October 6, 2003
    ING VP Growth Opportunities Portfolio                                         October 6, 2003
    ING VP High Yield Bond Portfolio                                              October 6, 2003
    ING VP Large Company Value Portfolio                                          October 6, 2003
    ING VP LargeCap Growth Portfolio                                              October 6, 2003
    ING VP MagnaCap Portfolio                                                     October 6, 2003
    ING VP MidCap Opportunities Portfolio                                         October 6, 2003
    ING VP SmallCap Opportunities Portfolio                                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                     July 7, 2003

ING VP BOND PORTFOLIO                                                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                       July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                                    October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                                October 6, 2003
    The Bond Portfolio                                                            October 6, 2003
    The Money Market Portfolio                                                    October 6, 2003
    The Stock Portfolio                                                           October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.